                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                April 18, 2003
              (Date of Report - Date of Earliest Event Reported)

                        Provident Financial Group, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                     Ohio
                (State or Other Jurisdiction of Incorporation)

                                    1-8019
                           (Commission File Number)

                                  31-0982792
                     (IRS Employer Identification Number)

                One East Fourth Street, Cincinnati, Ohio 45202
              (Address of Principal Executive Offices) (Zip Code)

                        1-800-851-9521 or 513-345-7102
             (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  See information disclosed in Exhibit 99.

Item 9. Regulation FD Disclosure.
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As  reaffirmed  in its press  release  dated  April 15,  2003,  the Company is projecting its 2003 full-year  earnings per share estimate range to be between
$2.30 and  $2.50.  The  quarterly  pattern  underpinning  this  projection  is expected to have a steeper slope than the currently published market consensus estimates. Matching or exceeding internal projections,  first quarter earnings per share is expected to be between $.50 and $.54.

Also filing for Item 12,  Results of Operations and Financial  Condition.  The
Registrant issued the information filed as Exhibit 99.

                                  SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934,  the
Registrant  has duly  caused  this  Report to be  signed on its  behalf by the undersigned, thereunto duly authorized.

                                  PROVIDENT FINANCIAL GROUP, INC.

Date: April 18, 2003                 /s/ Christopher J. Carey
                                     ------------------------
                                       Christopher J. Carey
                                   Executive Vice President and
                                      Chief Financial Officer